PROSPECTUS SUPPLEMENT

GLOBAL X FUNDS

SUPPLEMENT DATED NOVEMBER 12, 2013
TO THE PROSPECTUS DATED MARCH 1, 2013

This Supplement updates certain information contained in the above-dated Prospectus for Global X Funds (“Trust”) regarding Global X FTSE Portugal 20 ETF (“Fund”), a series of the Trust.

The Fund is available for purchase beginning November 12, 2013.

Effective immediately, the “Annual Fund Operating Expenses” table as well as the “Example” table that appear in the section titled “Fees and Expenses” on page 42 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.06%
Other Expenses	0.00%
Total Annual Fund Operating Expenses:	0.61%

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$62	$195

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE